UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 29, 2022

ION Geophysical Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	1-12691 (Commission file number)	22-2286646 (I.R.S. Employer Identification No.)

4203 Yoakum Blvd., Suite 100, Houston, Texas 77006
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (281) 933-3339

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 29, 2022, ION Geophysical Corporation (the “Company”) appointed Steven Bate, 59, its Chief Administrative Officer. In connection with such appointment, the Company entered into an Employment Agreement (the “Employment Agreement”) with Mr. Bate, which provides for a term of employment commencing on March 29, 2022 and ending on the earliest to occur of Mr. Bate’s death, resignation, or termination by the Company’s Board of Directors. As reflected in the Employment Agreement, Mr. Bate’s initial annual base salary as Chief Administrative Officer is $480,000. Mr. Bate will not be entitled to participate in the Company’s annual incentive compensation plan or any other bonus plan and shall not be eligible to receive equity award grants or any equivalents. The Employment Agreement also contains customary non-competition, non-solicitation, and confidentiality covenants. Furthermore, if Mr. Bate’s employment is terminated for any reason, the Company is obligated to pay or to provide Mr. Bate (or his estate, as applicable) a lump sum payment within thirty days following such termination equal to any base salary payable to Mr. Bate under the Employment Agreement accrued up to and including the date of the termination of employment, any employee benefits to which Mr. Bate is entitled upon termination of his employment, reimbursement for any unreimbursed business expenses incurred prior to the date of termination, and payment for accrued but unused vacation time. No severance for any such termination will be payable.

The foregoing summary description of the Employment Agreement is qualified in its entirety by reference to the full text of the agreement, filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Employment Agreement, dated March 29, 2022, between ION Geophysical Corporation and Steven Bate
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ION GEOPHYSICAL CORPORATION

By: /s/ Matthew Powers Matthew Powers Executive Vice President, General Counsel and Corporate Secretary
Date: April 1, 2022